================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
[_]  Definitive Proxy Statement              Rule 14a-6(e)(2))

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              Pacific Select Fund
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                              Pacific Select Fund
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) or Schedule 14A.

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

Notes:

                                                          [DRAFT--JUNE 6, 1997]



                         [LOGO OF PACIFIC SELECT FUND]

                                                               THOMAS C. SUTTON
                                                          Chairman of the Board
                                                                  and President

[DATE]

Dear Variable Contract Owner:

  We are pleased to enclose a Notice and Proxy Statement for the Special Meeting of Shareholders (the "Meeting") of the International Portfolio of Pacific Select Fund (the "Fund"):

  The meeting is scheduled to be held at         Pacific Time on          ,
1997 at 700 Newport Center Drive, Newport Beach, California 92660. Please take the time to read the Proxy Statement and cast your vote, since it covers matters that are important to the Fund and to you as a variable contract owner having an interest in the International Portfolio.

  The purpose of the Meeting is to seek your approval of a Portfolio Management Agreement with Morgan Stanley Asset Management Inc. ("Morgan Stanley") the new Portfolio Manager for the International Portfolio. Effective June 1, 1997, Morgan Stanley replaced Templeton Investment Counsel, Inc. ("Templeton") as the Portfolio Manager for the International Portfolio after Templeton indicated that because of its competitive business considerations, it no longer could manage assets associated with variable contracts of Pacific Mutual Life Insurance Company.

  The Trustees have concluded that this proposal is in the best interests of the Fund and its shareholders and recommend that you vote for this proposal, which is described in more detail in the enclosed Proxy Statement.

  We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                            Sincerely,

                                       /s/  THOMAS C. SUTTON
                                            ----------------------------
                                            Thomas C. Sutton
                                            President and Chairman
                                             of the Board of Trustees


                              PACIFIC SELECT FUND
          700 Newport Center Drive, Newport Beach, California 92660,
                  Telephone (714) 640-3126 FAX (714) 721-5130

                              PACIFIC SELECT FUND
                           700 NEWPORT CENTER DRIVE
                        NEWPORT BEACH, CALIFORNIA 92660

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                        , 1997

                               ----------------

To the Shareholders of the International Portfolio of Pacific Select Fund:

  Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the International Portfolio of Pacific Select Fund (the "Fund")
will be held at         Pacific Time on          , 1997 at 700 Newport Center
Drive, Newport Beach, California 92660 for the following purposes:

    I. To consider and vote on approval of a new Portfolio Management Agreement with Morgan Stanley Asset Management Inc. ("Morgan Stanley") for the International Portfolio under which Morgan Stanley would replace the existing Portfolio Manager of the International Portfolio;

    II. To transact such other business as may properly come before the Meeting or any adjournment thereof.

  The Board of Trustees has fixed the close of business on         , 1997, as
the record date for determining shareholders entitled to notice of and to vote at the Meeting and any adjournment thereof.

  You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting are requested to complete, sign, and return the enclosed proxy promptly. The enclosed proxy is being solicited by the Board of Trustees of the Fund.

  PLEASE RESPOND--YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE FILL IN, SIGN, AND MAIL THE PROXY IN THE ENVELOPE PROVIDED.

                                          By Order of the Board of Trustees

                                          By:
                                              Audrey L. Milfs, Secretary

Newport Beach, California
       , 1997

                               ----------------

                                PROXY STATEMENT

                               ----------------

                              PACIFIC SELECT FUND
                           700 NEWPORT CENTER DRIVE
                        NEWPORT BEACH, CALIFORNIA 92660

                        SPECIAL MEETING OF SHAREHOLDERS
                        OF THE INTERNATIONAL PORTFOLIO

                                       , 1997

                            SOLICITATION OF PROXIES

  This statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Pacific Select Fund (the "Fund") for use at a Special Meeting of Shareholders of the International Portfolio of the
Fund to be held at         Pacific Time on        , 1997 at 700 Newport Center
Drive, Newport Beach, California 92660, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders ("Notice"). The date of the first mailing of this proxy statement
will be on or about         , 1997.

                                  PROPOSAL I

                       APPROVAL OF SUBADVISORY AGREEMENT

INTRODUCTION

  Pacific Mutual Life Insurance Company ("Pacific Mutual Life") acts as Investment Adviser to the International Portfolio pursuant to an Investment Advisory Agreement ("Advisory Agreement") between the Fund and Pacific Mutual Life. As permitted by the Advisory Agreement, Pacific Mutual Life may hire a Portfolio Manager for the International Portfolio, whose fees Pacific Mutual Life pays out of its investment advisory fee. At the Meeting, the shareholders of the International Portfolio will be asked to approve a new Portfolio Management Agreement (the "New Portfolio Management Agreement") among the Fund, Pacific Mutual Life, and Morgan Stanley Asset Management Inc. ("Morgan Stanley").

  Templeton Investment Counsel, Inc. ("Templeton") began serving as Portfolio Manager of the International Portfolio on January 1, 1994 pursuant to a Portfolio Management Agreement (the "Old Portfolio Management Agreement") among the Fund, Pacific Mutual Life and Templeton that was last approved by shareholders of the Portfolio on December 13, 1993.

  Templeton advised Pacific Mutual Life that it no longer could manage assets associated with Pacific Mutual Life variable insurance and contracts because of its competitive business considerations. Accordingly, the Fund's Board of Trustees, Pacific Mutual Life, and Templeton agreed to terminate the Old Portfolio Management Agreement effective May 31, 1997, at which time Templeton ceased serving as the Portfolio Manager of the International Portfolio.

  On the recommendation of Pacific Mutual Life, the Board of Trustees decided to retain Morgan Stanley as the Portfolio Manager for the International Portfolio. The New Portfolio Management Agreement was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the New Portfolio Management Agreement or interested persons of such parties, at a meeting held on May 15, 1997, and is attached as Exhibit A. Morgan Stanley began service as the new Portfolio Manager of the International Portfolio effective June 1, 1997.

  The continuance of the New Portfolio Management Agreement is subject to the approval of shareholders of the International Portfolio within 120 days of commencement of the term of the New Portfolio Management Agreement (in other words, no later than September 28, 1997). If approved by shareholders, the New Portfolio Management Agreement will continue in effect for an initial term of two years, and will continue from year to year thereafter, subject to approval annually by the Board of Trustees or by the shareholders of the Portfolio, and also, in either event, approval by a majority of those Trustees who are not parties to the New Portfolio Management Agreement or interested persons of any such party at a meeting called for the purpose of voting on such approval.

PORTFOLIO MANAGEMENT FEES

  For the services provided under the Old Portfolio Management Agreement, Pacific Mutual Life (not the Fund) paid Templeton a fee, payable monthly, at the annual rate of .70% of the average daily net assets of the International Portfolio up to $25 million, .55% of the average daily net assets of the Portfolio on the next $25 million, .50% of the average daily net assets of the Portfolio on the next $50 million, and .40% of the Portfolio's average daily net assets thereafter. For the year ended December 31, 1996, Pacific Mutual Life paid Templeton $1,383,217 for Templeton's service as Portfolio Manager of the International Portfolio. This fee was equivalent to an annual rate of .45% of the Portfolio's average daily net assets. For the period from January 1, 1997 through April 30, 1997, Pacific Mutual Life paid Templeton $726,283 for Templeton's service as Portfolio Manager of the International Portfolio. This fee was equivalent to an annual rate of .42% of the Portfolio's average daily net assets.

  Under the New Portfolio Management Agreement, Pacific Mutual Life (not the
Fund) will pay Morgan Stanley a fee, payable monthly, at the annual rate of .35% of the International Portfolio's average daily net assets. The fee
Pacific Mutual Life will pay to Morgan Stanley under the New Portfolio Management Agreement is somewhat reduced compared to the fees Pacific Mutual Life paid to Templeton under the Old Portfolio Management Agreement. As a result, under the New Portfolio Management Agreement, Pacific Mutual Life will retain more of the advisory fees it is paid by the International Portfolio pursuant to the New Portfolio Management Agreement than it retained under the Old Portfolio Management Agreement.

TERMS OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT

  The terms of the New Portfolio Management Agreement are substantially similar to those of the Old Portfolio Management Agreement, other than with regard to the fees, as discussed above, the effective date and the parties. The New Portfolio Management Agreement requires Morgan Stanley to provide, subject to the supervision of Pacific Mutual Life, a continuous investment program for the International Portfolio and to determine the composition of the assets of the Portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments for the Portfolio, in accordance with the Portfolio's investment objective, policies and restrictions. Morgan Stanley also will provide investment research and analysis.

  Under the terms of the New Portfolio Management Agreement, Morgan Stanley is not subject to liability for any damages, expenses, or losses to the Fund connected with or arising out of any investment advisory services rendered under the New Portfolio Management Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of Morgan Stanley's duties or by reason of reckless disregard of its obligations and duties under the New Portfolio Management Agreement.

  The New Portfolio Management Agreement will terminate automatically in the event of its assignment. In addition, it may be terminated by Pacific Mutual Life upon sixty days' written notice to Morgan Stanley and the Fund, by Morgan Stanley upon sixty days' written notice to Pacific Mutual Life and the Fund, and by the Fund, upon the vote of a majority of the Fund's Board of Trustees or a majority of the outstanding voting shares of the International Portfolio, upon sixty days' written notice to Morgan Stanley.

COMPARISON OF MANAGEMENT STYLE

  The investment objective and policies of the International Portfolio will not change in connection with the proposed replacement of the Portfolio Manager. However, the investment strategies employed by Morgan Stanley may vary somewhat from those that have been employed by Templeton. The investment objective of the International Portfolio is to seek long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries other than the United States. The investment policies of the Portfolio provide that, among other things, the allocation of the Portfolio's assets among the various securities in different countries will be determined by the Portfolio Manager, who may consider factors that include technological developments, the condition and growth potential for various economies and securities markets, and other factors, and that some of the countries in which the Portfolio invests could be considered "emerging market countries."

  Morgan Stanley has advised the Fund that it will employ an investment strategy that combines regional asset allocation with value based stock selection. It is expected that under Morgan Stanley, the allocation of assets among various countries will be more closely correlated with the weighting of countries in the Morgan Stanley Capital International Index ("MSCI EAFE"), than under Templeton's management. The MSCI EAFE is an index of more than 1,000 major selected foreign issuers in various countries including most nations in Western Europe, Australia, Japan, New Zealand and certain developed countries in Asia, such as Hong Kong and Singapore. Morgan Stanley has advised the Fund that it does make strategic regional and country weighting allocations that may significantly differ from the MSCI EAFE Index in seeking relative outperformance, but it is expected that Morgan Stanley generally would not invest in emerging market countries.

  In connection with the assumption of portfolio management duties by Morgan Stanley, significant portfolio turnover may have occurred or may occur in connection with a restructuring of the Portfolio's holdings to reflect the management style of Morgan Stanley. Such restructuring may result in increased transaction costs in the Portfolio's current fiscal year.

PRIOR PERFORMANCE OF COMPARABLE ACCOUNTS MANAGED BY MORGAN STANLEY

  The table below sets forth composite performance data relating to the historical performance of all accounts with assets in excess of $25 million managed by Morgan Stanley that have substantially similar investment objectives, policies, strategies and risks, although not identical, to those of the Fund's International Portfolio. The composite consists of four accounts, including two advisory accounts and one mutual fund and a pooled trust. The data is provided to illustrate the past performance of Morgan Stanley in managing accounts which are substantially similar to the International Portfolio and does not represent the performance of the International Portfolio. The table below also sets forth the performance of the International Portfolio and the performance of the MSCI EAFE Index for the periods shown. The performance data for the International Portfolio reflects the Portfolio's fees and expenses.

  In comparing the performance of the comparable accounts managed by Morgan Stanley to the performance of the International Portfolio, it should be noted that the country weighting of the Morgan Stanley accounts varied in certain respects from those of the International Portfolio. During the periods shown, the comparable accounts managed by Morgan Stanley were generally not invested in emerging market countries, whereas the International Portfolio frequently invested in emerging markets. Also, the weighting of securities issued by companies located in Japan held by the Morgan Stanley accounts was significantly greater than the weighting of Japanese securities held by the International Portfolio.

         TOTAL RETURN FOR MSCI EAFE, MORGAN STANLEY COMPARABLE ACCOUNTS
               AND INTERNATIONAL PORTFOLIO FOR THE PERIODS SHOWN

                                                              MORGAN STANLEY                INTERNATIONAL PORTFOLIO
                         MSCI EAFE ("EAFE")            COMPARABLE ACCOUNT ("MSCA")             ("INTERNATIONAL")
                 ---------------------------------- ---------------------------------- ----------------------------------
                         INCEPTION ROLLING ROLLING          INCEPTION ROLLING ROLLING          INCEPTION ROLLING ROLLING
FOR PERIOD       MONTHLY  TO DATE  QUARTER 12 MONTH MONTHLY  TO DATE  QUARTER 12 MONTH MONTHLY  TO DATE  QUARTER 12 MONTH
 ENDING          RETURN  RETURN**  RETURN   RETURN  RETURN  RETURN**  RETURN   RETURN  RETURN  RETURN**  RETURN   RETURN
---------------- ------- --------- ------- -------- ------- --------- ------- -------- ------- --------- ------- --------
                    %        %        %       %        %        %        %       %        %        %        %       %
June 30 1995      -1.75    -1.75                     -0.56    -0.56                      1.14     1.14
July 31            6.23     4.36                      5.60     5.01                      4.30     5.49
August 31         -3.81     0.38     0.38            -0.88     4.10     4.10            -3.10     2.22     2.23
September 30       1.95     2.34     4.17             0.59     4.72     5.31             1.69     3.95     2.78
October 31        -2.69    -0.41    -4.57            -2.15     2.46    -2.44            -3.08     0.74    -4.50
November 30        2.78     2.36     1.97             1.71     4.22     0.10             0.78     1.53     0.10
December 31        4.03     6.49     4.05             2.98     7.36     2.49             1.41     2.96     0.58
---------------   ---------------------------------  ---------------------------------  ---------------------------------
January 31 1996    0.41     6.93     7.36             4.15    11.84     9.10             3.14     6.20     7.04
February 29        0.34     7.29     4.81            -0.15    11.69     7.11             1.77     8.07     7.25
March 31           2.12     9.57     2.89             1.13    12.96     5.17             0.13     8.22     5.11
April 30           2.91    12.75     5.45             4.35    17.93     5.38             3.58    12.09     5.55
May 31            -1.84    10.68     3.16   10.68    -0.83    16.96     4.65   16.96     1.11    13.33     4.86   15.07
June 30            0.56    11.30     1.58   13.28     1.03    18.19     4.55   18.84     0.34    13.72     5.08   14.16
July 31           -2.92     8.04    -4.17    3.53    -4.65    12.65    -4.49    7.20    -2.94    10.38    -1.53    6.24
August 31          0.22     8.28    -2.16    7.87     0.89    13.68    -2.82    9.13     3.40    14.13     0.71   13.37
September 30       2.66    11.16    -0.13    8.61     3.19    17.37    -0.73   11.98     1.50    15.84     1.87   13.15
October 31        -1.02    10.02     1.83   10.47    -1.24    15.91     2.82   13.03     1.61    17.71     6.64   18.63
November 30        3.98    14.40     5.65   11.76     4.69    21.44     6.70   16.37     4.66    23.19     7.94   22.25
December 31       -1.29    12.93     1.59    6.05     0.23    21.75     3.64   13.24     1.86    25.48     8.33   21.89
---------------   ---------------------------------  ---------------------------------  ---------------------------------
January 31 1997   -3.50     8.97    -0.95    1.92    -0.42    21.25     4.50    8.23     2.12    28.14     8.87   20.68
February 28        1.64    10.76    -3.18    3.24     2.10    23.85     1.91   10.68     1.31    29.82     5.38   20.13
March 31           0.36    11.16    -1.56    1.46     0.40    24.38     2.07    9.88     1.01    31.13     4.49   21.17
April 30           0.53    11.75     2.55   -0.89     1.08    25.77     3.62    6.40    -0.26    30.79     2.06   16.69
May 31
---------------   ---------------------------------  ---------------------------------  ---------------------------------

   FOR                AVG. ANNUAL   CUMULATIVE         AVG. ANNUAL   CUMULATIVE          AVG. ANNUAL   CUMULATIVE
  PERIOD      1 YEAR  RETURN SINCE RETURN SINCE 1 YEAR RETURN SINCE RETURN SINCE 1 YEAR  RETURN SINCE RETURN SINCE
  ENDING      RETURN  INCEPTION**  INCEPTION**  RETURN INCEPTION**  INCEPTION**  RETURN  INCEPTION**  INCEPTION**
----------    ------  ------------ ------------ ------ ------------ ------------ ------  ------------ ------------
  3/31/97      1.46%      5.94%       11.16%     9.88%    12.62%       24.38%    21.17%     15.91%       31.13%
  4/30/97     -0.89%      5.97%       11.75%     6.40%    12.70%       25.77%    16.69%     15.02%       30.79%
  5/31/97          %          %            %         %         %            %         %          %            %
-------------------------------------------------------------------------------------------------------------------------

 FOR PERIOD                                                                                                                 MONTHLY
   ENDING                                                              RATIOS                                               RETURN
 ----------                   -----------------------------------------------------------------------------------------     -------
 3/31/97                  {   % of number of times MSCA outperformed EAFE by total number of periods measured:                  64%
                          {   Number of times MSCA outperformed EAFE by total number of periods measured:                   (14/22)

 4/30/97                  {   % of number of times MSCA outperformed EAFE by total number of periods measured:                  65%
                          {   Number of times MSCA outperformed EAFE by total number of periods measured:                   (15/23)

 5/31/97                  {   % of number of times MSCA outperformed EAFE by total number of periods measured:                    %
                          {   Number of times MSCA outperformed EAFE by total number of periods measured:                    ( /24)
-----------------------------------------------------------------------------------------------------------------------------------
 3/31/97                  {   % of number of times MSCA outperformed International by total number of periods measured:         55%
                          {   Number of times MSCA outperformed International by total number of periods measured:          (12/22)

 4/30/97                  {   % of number of times MSCA outperformed International by total number of periods measured:         57%
                          {   Number of times MSCA outperformed International by total number of periods measured:          (13/23)

 5/31/97                  {   % of number of times MSCA outperformed International by total number of periods measured:           %
                          {   Number of times MSCA outperformed International by total number of periods measured:           ( /24)
-----------------------------------------------------------------------------------------------------------------------------------

                                             INCEPTION ROLLING ROLLING
 FOR PERIOD                                   TO DATE  QUARTER 12 MONTH
   ENDING                                    RETURN**  RETURN   RETURN
 ----------                                  --------- ------- --------
 3/31/97                                         100%      70%    100%
                                              (22/22)  (14/20) (11/11)

 4/30/97                                         100%      71%    100%
                                              (23/23)  (15/21) (12/12)

 5/31/97                                            %        %       %
                                               ( /24)   ( /22)  ( /13)
------------------------------------------------------------------------
 3/31/97                                          59%      30%     27%
                                              (13/22)   (6/20)  (3/11)

 4/30/97                                          57%      33%     25%
                                              (13/23)   (7/21)  (3/12)

 5/31/97                                            %        %       %
                                               ( /24)   ( /22)  ( /13)
----------------------------------------------------------------------

** Returns are since June 1, 1995, the date the first comparable account managed by Morgan Stanley began operations.

INFORMATION ABOUT MORGAN STANLEY

  Morgan Stanley, with principal offices at 1221 Avenue of the Americas, New York, New York 10020, together with its affiliated asset management companies, conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad. As of February 28, 1997, Morgan Stanley, together with its affiliated asset management companies, had approximately $176.9 billion in assets under management. Morgan Stanley has been managing international securities since 1986.

  On June 2, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had merged to form Morgan Stanley, Dean Witter, Discover & Co. Prior to the merger, Morgan Stanley Group Inc. had been the direct parent of Morgan Stanley. Morgan Stanley is a subsidiary of Morgan Stanley, Dean Witter, Discover & Co.

  See Appendix B to this proxy statement for information regarding directors and principal executive officers of Morgan Stanley, as well as information about other investment companies, or series thereof, having an investment objective and investment policies similar to those of the International Portfolio for which Morgan Stanley serves as investment adviser or portfolio manager.

THE TRUSTEES' RECOMMENDATION

  In determining to approve the New Portfolio Management Agreement and to recommend approval to shareholders, the Board of Trustees, including the Trustees who are not interested persons of Pacific Mutual Life or Morgan Stanley, considered various matters and materials provided by Morgan Stanley. Information considered by the Trustees included, among other things: (1) the reasonableness of the compensation to be paid to Morgan Stanley by Pacific Mutual Life, and the fairness of allocation between the two of the investment advisory fees paid by the International Portfolio, in light of the investment objective and policies of the Portfolio and the fees paid by other investment companies with comparable policies; (2) the difference between the compensation under the Advisory Agreement retained by Pacific Mutual Life under the current portfolio management fees and the proposed portfolio management fees; (3) the efforts of Pacific Mutual Life in rendering its services under the Advisory Agreement; (4) the nature and quality of the services anticipated to be rendered, based on the Portfolio's need for experienced, specialized portfolio management, and Morgan Stanley's international investment experience; (5) the potential for continued strong investment performance, given the track record of Morgan Stanley in managing comparable investment portfolios; and (6) the strength of Morgan Stanley in terms of investment and research personnel, as well as existing and anticipated institutional resources.

  In analyzing whether it is appropriate for Pacific Mutual Life to retain the difference between the fees under the New Portfolio Management Agreement and the Old Portfolio Management Agreement, the Trustees also considered Pacific Mutual Life's expenses associated with the development and operation of variable life insurance policies and variable annuity contracts (collectively, "Variable Contracts") issued or administered by Pacific Mutual Life or its subsidiary, Pacific Corinthian Life Insurance Company ("Pacific Corinthian") and funded by separate accounts of Pacific Mutual Life and Pacific Corinthian, respectively, whose proceeds are invested in the Portfolio, and the services rendered by Pacific Mutual Life in connection with the Variable Contracts, including asset allocation and rebalancing services made available in recent years to Variable Contract Owners at no additional cost.

  ACCORDINGLY, THE BOARD OF TRUSTEES, INCLUDING THE TRUSTEES WHO ARE NOT INTERESTED PERSONS OF ANY PARTY TO THE NEW PORTFOLIO MANAGEMENT AGREEMENT, RECOMMENDS THE APPROVAL OF THE NEW PORTFOLIO MANAGEMENT AGREEMENT AMONG PACIFIC MUTUAL LIFE, THE FUND, AND MORGAN STANLEY ON BEHALF OF THE INTERNATIONAL PORTFOLIO.

                                  PROPOSAL II

                                 OTHER MATTERS

  The Trustees know of no other business to be brought before the Meeting other than as set forth above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed form of proxy to vote on such matters in accordance with their best judgment.

VOTING INFORMATION

  Approval of Proposal I requires a vote of 67% or more of the shares of the International Portfolio present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting, or the vote of more than 50% of the outstanding shares of the International Portfolio, whichever is less ("Majority Vote").

  The shares of the Fund are offered as an investment medium for Variable
Contracts. As of the close of business on         , 1997, the record date for
the Meeting ("Record Date"), the shareholders of the Fund were Pacific Mutual Life's separate accounts and Pacific Corinthian's separate account.

  Pacific Mutual Life will vote shares of the Portfolio held by each separate account in accordance with instructions received from Variable Contract Owners. Pacific Mutual Life will also vote shares of the Portfolio held in each separate account for which it has not received instructions in the same proportion as it votes shares held by that separate account for which it has received instructions from Variable Contract Owners. Variable Contract Owners permitted to give instructions for the Portfolio and the number of shares for which such instructions may be given to be voted at the Meeting and any adjournment thereof will be determined as of the Record Date.

  Shares held by Shareholders present in person or represented by proxy at the Meeting will be counted both for the purpose of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting. Shares represented by timely and properly executed proxies will be voted as specified. Executed proxies that are unmarked will be voted in favor of the proposals set forth in the Notice. A proxy may be revoked at any time prior to its exercise by written notice, by execution of a subsequent proxy, or by attending the Meeting and voting in person. However, attendance at the Meeting, by itself, will not serve to revoke a proxy. An abstention on the proposal by a Shareholder, either by proxy or by vote in person at the Meeting, has the same effect as a negative vote.

  In the event that a sufficient number of votes to approve the proposal is not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions, or for any other purpose. Any adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.

  Shares of the Portfolio have equal rights and privileges with all other shares of the Portfolio. Shares of the Portfolio entitle their holders to one vote per share, with proportional voting for fractional shares.

  As of the close of business on the Record Date, there were         shares of
beneficial interest of the International Portfolio outstanding. The table below presents information regarding share ownership, as of the Record Date, of each Variable Contract Owner who owns a Variable Contract that entitles the Owner to give voting instructions with respect to 5% or more of the shares of the International Portfolio.

                                     PERCENT OF
                        NUMBER OF   OUTSTANDING
   NAME (AND ADDRESS)    SHARES   PORTFOLIO SHARES
   ------------------   --------- ----------------


  As of the Record Date, the number of shares of the International Portfolio held by Pacific Mutual Life in its general account and shares held by its non-insurance subsidiaries was 0%.

INFORMATION ABOUT PACIFIC MUTUAL LIFE

  Pacific Mutual Life, located at 700 Newport Center Drive, Newport Beach, California, 92660, is a mutual life insurance company that was organized under the laws of the State of California and was authorized to conduct business as a life insurance company on January 2, 1868. As of December 31, 1996, Pacific Mutual Life had total assets of approximately $27.1 billion. Together with its subsidiaries and affiliated enterprises, Pacific Mutual Life had total assets and funds under management of approximately $136.7 billion.

TRUSTEES AND OFFICERS

  None of the Trustees and Officers of the Fund is an officer or employee of Morgan Stanley. As of the Record Date, the Officers and Trustees of the Fund as a group beneficially owned less than 1% of the outstanding shares of the International Portfolio.

INFORMATION ABOUT THE DISTRIBUTOR

  Pacific Mutual Distributors, Inc. ("PMD"), 700 Newport Center Drive, Newport Beach, California 92660, serves as the Fund's distributor. PMD receives no remuneration from the Fund for its services.

EXPENSES OF THE MEETING

  The costs of the Meeting, including the solicitation of proxies, will be paid by the Fund. The solicitation of proxies primarily will be by mail. In addition to solicitation of proxies by mail, proxies also may be solicited by telephone, telegraph or personal interview conducted by officers or agents of the Fund or Pacific Mutual Life.

PROPOSALS FOR FUTURE SHAREHOLDER MEETINGS

  The Fund does not intend to hold shareholder meetings each year, but meetings may be called by the Trustees from time to time. Proposals of shareholders that are intended to be presented at a future shareholder meeting must be received by the Fund a reasonable time prior to the Fund's solicitation of proxies relating to such meeting.

ANNUAL REPORT

  An Annual Report for the Fund dated December 31, 1996 has been filed with the Securities and Exchange Commission and is available without charge upon request by calling (800) 800-7681 or by writing the Fund at 700 Newport Center Drive, Newport Beach, CA 92660.

  YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

                                          By Order of the Trustees

                                          Audrey C. Milfs
                                          Secretary

     , 1997

                                                                      EXHIBIT A

                        PORTFOLIO MANAGEMENT AGREEMENT

  AGREEMENT made this 1st day of June, 1997 between Pacific Mutual Life Insurance Company ("Adviser"), a California corporation, and Morgan Stanley Asset Management Inc., ("Portfolio Manager"), a Delaware corporation, and Pacific Select Fund (the "Fund"), a Massachusetts Business Trust.

  WHEREAS, the Fund is registered with the Securities and Exchange Commission ("SEC") as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

  WHEREAS, the Fund is authorized to issue shares of beneficial interest ("Shares") in separate portfolios, with each such portfolio representing interests in a separate portfolio; and

  WHEREAS, the Fund currently offers multiple Portfolios, one of which is designated as the International Portfolio, such Portfolio together with any other Portfolios subsequently established by the Fund, with respect to which the Fund and Adviser desire to retain the Portfolio Manager to render investment advisory services hereunder, and with respect to which the Portfolio Manager is willing to do so, being herein collectively referred to also as the "Portfolios"; and

  WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"); and

  WHEREAS, the Portfolio Manager is registered with the SEC as an investment adviser under the Advisers Act; and

  WHEREAS, the Fund has retained the Adviser to render investment advisory services to the Portfolios pursuant to an Advisory Agreement, as amended, and such Agreement authorizes the Adviser to engage Portfolio Manager to discharge the Adviser's responsibilities with respect to the investment management of the Portfolio, a copy of which has been provided to the Portfolio Manager and is incorporated by reference herein; and

  WHEREAS, the Fund and the Adviser desire to retain the Portfolio Manager to furnish investment advisory services to one or more Portfolios of the Fund, and the Portfolio Manager is willing to furnish such services to such Portfolio and the Adviser in the manner and on the terms hereinafter set forth; and

  NOW THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Fund, the Adviser, and the Portfolio Manager as follows:

  1. Appointment. The Fund and the Adviser hereby appoint Morgan Stanley Asset Management Inc. to act as Portfolio Manager to the International Portfolio ("the Portfolio") for the periods and on the terms set forth in this Agreement. The Portfolio Manager accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

  In the event the Adviser wishes to retain the Portfolio Manager to render investment advisory services to one or more portfolios other than the Portfolio, the Adviser shall notify the Portfolio Manager in writing. If the Portfolio Manager is willing to render such services, it shall notify the Fund and Adviser in writing, whereupon such portfolio shall become a Portfolio hereunder, and be subject to this Agreement.

  2. Portfolio Manager Duties. Subject to the supervision of the Fund's Board of Trustees and the Adviser, the Portfolio Manager will provide a continuous investment program for the Portfolio and determine the composition of the assets of the Portfolio, including determination of the purchase, retention, or sale of the securities, cash, and other investments, including futures contracts and options thereon, for the Portfolio. The Portfolio Manager will provide investment research and analysis, which may consist of computerized investment methodology, and will conduct a continuous program of evaluation, investment, sales, and reinvestment of the Portfolio's assets by determining the securities and other investments that shall be purchased, entered into, sold, closed, or exchanged for the Portfolio, when these transactions should be executed, and what portion of the assets of the Portfolio should be held in the various securities and other investments in which it may invest, and the Portfolio Manager is hereby authorized to execute and perform such services on behalf of the Portfolio. To the extent permitted by the investment policies of the Portfolio, the Portfolio Manager shall make decisions for the Portfolio as to foreign currency matters and make determinations as to the retention or disposition of foreign currencies or securities or other instruments denominated in foreign currencies, or derivative instruments based upon foreign currencies, including forward foreign currency contracts and options and futures on foreign currencies and shall execute and perform the same on behalf of the Portfolio. The Portfolio Manager is authorized to exercise tender offers, exchange offers and to vote proxies on behalf of the Fund, each as the Portfolio Manager determines is in the best interest of the Fund. In performing these duties, the Portfolio Manager:

    (a) Will (1) manage the Portfolio so that it will qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and (2) manage the Portfolio so as to ensure compliance by the Portfolio with the diversification requirements of Section 817(h) of the Internal Revenue Code and Regulations issued thereunder. The Adviser will notify the Portfolio Manager of any amendments to the Section 817(h) of the Internal Revenue Code and Regulations issued thereunder. In managing the Portfolio in accordance with these requirements, the Portfolio Manager shall be entitled to receive and act upon advice of counsel to the Fund, counsel to the Adviser, or counsel to the Portfolio Manager that is also acceptable to the Adviser.

    (b) Shall conform with (1) the 1940 Act and all rules and regulations thereunder, and releases and interpretations related thereto (including any no-action letters and exemptive orders which have been granted by the SEC to the Fund, the Adviser or the Portfolio Manager), (2) with all other applicable federal and state laws and regulations pertaining to investment vehicles underlying variable annuity and/or variable life insurance contracts, (3) with any applicable procedures, policies and guidelines adopted by the Fund's Board of Trustees, (4) with the Portfolio's objectives, investment policies and investment restrictions as stated in the Fund's Prospectus and Statement of Additional Information, and (5) with the provisions of the Fund's Registration Statement filed on Form N-1A under the Securities Act of 1933 (the "1933 Act") and the 1940 Act, as supplemented or amended from time to time. Until the Adviser delivers any supplements or amendments to the Portfolio Manager, the Portfolio Manager shall be fully protected in relying on the Fund's Registration Statement previously furnished to the Portfolio Manager by the Adviser.

    (c) Will: (i) use its best efforts to identify each position in the Portfolio that constitutes stock in a Passive Foreign Investment Company ("PFIC"), as that term is defined in Section 1296 of the Internal Revenue Code, and (ii) make such determinations and inform the Adviser at least annually, (or more often and by such date(s) as the Adviser shall request), of any stock in a PFIC.

    (d) Is responsible, in connection with its responsibilities under this
  Section 2, for decisions to buy and sell securities and other investments for the Portfolio, for broker-dealer and futures commission merchant ("FCM") selection, and for negotiation of commission rates. The Portfolio Manager's primary consideration in effecting a security or other transaction will be to obtain the best execution for the Portfolio, taking into account the factors specified in the Prospectus and Statement of Additional Information for the Fund, as they may be amended or supplemented from time to time. Subject to such policies as the Board of Trustees may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, the Portfolio Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Portfolio to pay a broker or dealer, acting as agent, for effecting a portfolio transaction at a price in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Portfolio Manager determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Portfolio Manager's (or its affiliates) overall responsibilities with respect to the Portfolio and to its other clients as to which it exercises investment discretion. To the extent consistent with these standards, and in accordance with Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the 1940 Act, the Portfolio

  Manager is further authorized to place orders on behalf of the Portfolio through the Portfolio Manager if the Portfolio Manager is registered as a broker or dealer with the SEC or as a FCM with the Commodities Futures Trading Commission ("CFTC"), to any of its affiliates that are brokers or dealers or FCMs or such other entities which provide similar services in foreign countries, or to such brokers and dealers that also provide research or statistical research and material, or other services to the Portfolio or the Portfolio Manager. Such allocation shall be in such amounts and proportions as the Portfolio Manager shall determine consistent with the above standards, and, upon request, the Portfolio Manager will report on said allocation to the Adviser and Board of Trustees of the Fund, indicating the brokers, dealers or FCMs to which such allocations have been made and the basis therefor.

    (e) May, on occasions when the purchase or sale of a security is deemed to be in the best interest of a Portfolio as well as any other investment advisory clients, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Fund's Registration Statement. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Portfolio Manager in a manner that is fair and equitable in the judgment of the Portfolio Manager in the exercise of its fiduciary obligations to the Fund and to such other clients.

    (f) Will, in connection with the purchase and sale of securities for the Portfolio, together with the Adviser, arrange for the transmission to the custodian and recordkeeping agent for the Fund, on a daily basis, such confirmation(s), trade tickets, and other documents and information, including, but not limited to, Cusip, Sedol, or other numbers that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian and recordkeeping agent to perform its administrative and recordkeeping responsibilities with respect to the Portfolio, and with respect to portfolio securities to be purchased or sold through the Depository Trust Company, will arrange for the automatic transmission of the confirmation of such trades to the Fund's custodian, and recordkeeping agent, and, if required, the Adviser.

    (g) Will assist the custodian and recordkeeping agent for the Fund in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for the Fund, the value of any portfolio securities or other assets of the Portfolio for which the custodian and recordkeeping agent seeks assistance from the Portfolio Manager or identifies for review by the Portfolio Manager.

    (h) Will make available to the Fund and the Adviser promptly upon request, any of the Portfolio's investment records and ledgers maintained by the Portfolio Manager (which shall not include the records and ledgers maintained by the custodian and recordkeeping agent for the Fund), as are necessary to assist the Fund and the Adviser to comply with requirements of the 1940 Act and the Advisers Act, as well as other applicable laws, and will furnish to regulatory authorities having the requisite authority any information or reports in connection with such services which may be requested in order to ascertain whether the operations of the Fund are being conducted in a manner consistent with applicable laws and regulations.

    (i) Will regularly report to the Fund's Board of Trustees on the investment program for the Portfolio and the issuers and securities represented in the Portfolio's portfolio, and will furnish the Fund's Board of Trustees with respect to the portfolio such periodic and special reports as the Trustees and the Adviser may reasonably request.

    (j) Will not disclose or use any records or information obtained pursuant to this Agreement (excluding investment research and investment advice) in any manner whatsoever except as expressly authorized in this Agreement or in the ordinary course of business in connection with placing orders for the purchase and sale of securities or obtaining investment licenses in various countries or the opening of custody accounts and dealing with settlement agents in various countries, and will keep confidential any information obtained pursuant to the Agreement, and disclose such information only if the Board of Trustees of the Fund has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority. The Fund and the Adviser will not disclose or use any records or information respecting the Portfolio Manager obtained pursuant to this Agreement in any manner whatsoever except as expressly authorized in this Agreement, and will keep confidential any information obtained pursuant to this Agreement, and disclose such information only as expressly authorized in this Agreement, if the Board of Trustees of the Fund has authorized such disclosure, or if such disclosure is required by applicable federal or state law or regulations or regulatory authorities having the requisite authority.

    (k) Shall not permit any employee of the Portfolio Manager to have any material connection with the handling of the Portfolio if such employee has:

      (i) been convicted, in the last ten (10) years, of any felony or misdemeanor involving the purchase or sale of any security or arising out of such person's conduct as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman, or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act; or

      (ii) been permanently or temporarily enjoined by reason of any misconduct, by order, judgment, or decree of any court of competent jurisdiction from acting as an underwriter, broker, dealer, investment adviser, municipal securities dealer, government securities broker, government securities dealer, transfer agent, or entity or person required to be registered under the Commodity Exchange Act, or as an affiliated person, salesman or employee of any investment company, bank, insurance company, or entity or person required to be registered under the Commodity Exchange Act, or from engaging in or continuing any conduct or practice in connection with any such activity or in connection with the purchase or sale of any security.

    (l) Shall provide to Adviser a copy of Portfolio Manager's Form ADV as filed with the Securities and Exchange Commission and a list of persons who Portfolio Manager wishes to have authorized to give written and/or oral instructions to Custodians of Fund assets for the Portfolio.

  3. Disclosure about Portfolio Manager. The Portfolio Manager has reviewed the current Registration Statement for the Fund filed with the SEC and represents and warrants that, with respect to the disclosure about the Portfolio Manager or information relating, directly or indirectly, to the Portfolio Manager, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Portfolio Manager further represents and warrants that it is a duly registered investment adviser under the Advisers Act and a duly registered investment adviser in all states in which the Portfolio Manager is required to be registered. The Adviser has received a current copy of the Portfolio Manager's Uniform Application for Investment Adviser Registration on Form ADV, as filed with the SEC. On an annual basis, (or more frequently if requested by the Adviser or the Fund's Board of Trustees) the Portfolio Manager agrees to provide the Adviser with current copies of the Portfolio Manager's Form ADV, and any supplements or amendments thereto, as filed with the SEC.

  4. Expenses. During the term of this Agreement, the Portfolio Manager will pay all expenses incurred by it and its staff and for their activities in connection with its services under this Agreement. The Portfolio Manager shall not be responsible for any of the following:

    (a) Expenses of all audits by the Fund's independent public accountants;

    (b) Expenses of the Fund's transfer agent, registrar, dividend disbursing agent, and shareholder recordkeeping services;

    (c) Expenses of the Fund's custodial services including recordkeeping services provided by the custodian;

    (d) Expenses of the Fund's recordkeeping services provided by the recordkeeping agent;

    (e) Expenses of obtaining quotations for calculating the value of the Portfolio's net assets;

    (f) Expenses of obtaining portfolio activity reports for each Portfolio;

    (g) Expenses of maintaining the Fund's tax records;

    (h) Salaries and other compensation of any of the Fund's executive officers and employees, if any, who are not officers, directors, stockholders, or employees of the Portfolio Manager or its subsidiaries or affiliates (except that the Adviser, or any of its subsidiaries or affiliates, shall bear the expense with respect to executive officers and employees, if any, who are officers, directors, stockholders or employees of the Adviser or of its subsidiaries or affiliates);

    (i) Taxes, if any, levied against the Fund or any of its Portfolios;

    (j) Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the Portfolio;

    (k) Costs, including the interest expenses, of borrowing money;

    (l) Costs and/or fees incident to meetings of the Fund's shareholders, the preparation and mailings of proxy statements, prospectuses, statements of additional information and reports of the Fund to its shareholders, the filing of reports with regulatory bodies, the maintenance of the Fund's existence, and the registration of shares with federal and state securities or insurance authorities;

    (m) The Fund's legal fees, including the legal fees related to the registration and continued qualification of the Fund's shares for sale;

    (n) Costs of printing "share" stock certificates, if any, representing shares of the Fund;

    (o) Trustees' fees and expenses of Trustees of the Fund who are not officers, employees, or stockholders of the Portfolio Manager or any affiliate thereof (except that the Adviser shall bear the expense of any trustee who is an officer, employee, or stockholder of the Adviser or any affiliate thereof);

    (p) The Fund's fidelity bond required by Section 17(g) of the 1940 Act, or other insurance premiums;

    (q) Association membership dues;

    (r) Extraordinary expenses of the Fund as may arise including expenses incurred in connection with litigation, proceedings and other claims and the legal obligations of the Fund to indemnify its trustees, officers, employees, shareholders, distributors, and agents with respect thereto (unless Portfolio Manager is responsible for such expenses under Section 14 of this Agreement); and

    (s) Organizational and offering expenses and, if applicable, reimbursement (with interest) of underwriting discounts and commissions.

  5. Compensation. For the services provided and the expenses borne by the Portfolio Manager pursuant to this Agreement, the Adviser will pay to the Portfolio Manager a fee in accordance with the Fee Schedule attached to this Agreement. This fee will be computed and accrued daily and payable monthly.

  6. Seed Money. The Adviser agrees that the Portfolio Manager shall not be responsible for providing money for the initial capitalization of any Portfolio.

  7. Compliance.

  (a) The Portfolio Manager agrees that it shall immediately notify the Adviser and the Fund in the event (i) that the SEC has censured the Portfolio Manager; placed limitations upon its activities, functions or operations; suspended or revoked its registration as an investment adviser; or has commenced proceedings or an investigation that can reasonably be expected to result in any of these actions, (ii) upon having a reasonable basis for believing that a Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and (iii) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the Regulations thereunder. The Portfolio Manager further agrees to notify the Adviser and the Fund immediately of any material fact known to the Portfolio Manager respecting or relating to the Portfolio Manager that is not contained in the Registration Statement or prospectus for the Fund, or any amendment or supplement thereto, or of any statement contained therein that becomes untrue in any material respect.

  (b) The Adviser agrees that it shall immediately notify the Portfolio Manager in the event (i) that the SEC has censured the Adviser or the Fund; placed limitations upon either of their activities, functions, or operations; suspended or revoked the Adviser's registration as an investment adviser; or has commenced proceedings or an investigation that may result in any of these actions, (ii) upon having a reasonable basis for believing that a Portfolio has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and (iii) upon having a reasonable basis for believing that the Portfolio has ceased to comply with the diversification provisions of Section 817(h) of the Internal Revenue Code or the Regulations thereunder.

  8. Independent Contractor. The Portfolio Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Adviser from time to time, have no authority to act for or represent the Adviser in any way or otherwise be deemed its agent. The Portfolio Manager understands that unless provided herein or authorized from time to time by the Fund, the Portfolio Manager shall have no authority to act for or represent the Fund in any way or otherwise be deemed the Fund's Agent.

  9. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Portfolio Manager hereby agrees that all records which it maintains for the Portfolio are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's or the Adviser's request, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. The Portfolio Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

  10. Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC and state insurance authorities) in connection with any investigation or inquiry relating to this Agreement or the Fund.

  11. Responsibility and Control. Notwithstanding any other provision of this Agreement, it is understood and agreed that the Fund shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Portfolio Manager.

  12. Services Not Exclusive. It is understood that the services of the Portfolio Manager are not exclusive, and nothing in this Agreement shall prevent the Portfolio Manager (or its affiliates) from providing similar services to other clients, including investment companies (whether or not their investment objectives and policies are similar to those of the Portfolio) or from engaging in other activities.

  13. Liability. Except as provided in Section 14 and as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Fund and the Adviser agree that the Portfolio Manager, any affiliated person of the Portfolio Manager, and each person, if any, who, within the meaning of
Section 15 of the 1933 Act, controls the Portfolio Manager shall not be liable for, or subject to any damages, expenses, or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Portfolio Manager's duties, or by reason of reckless disregard of the Portfolio Manager's obligations and duties under this Agreement.

  14. Indemnification.

  (a) The Portfolio Manager agrees to indemnify and hold harmless, the Adviser, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act ("affiliated person") of the Adviser, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls ("controlling person") the Adviser (collectively, "PM Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses), to which the Adviser or such affiliated person or controlling person may become subject under the 1933 Act, 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Portfolio Manager's responsibilities to the Trust which (i) may be based upon any willful misfeasance, bad faith, or gross negligence of, or by reckless disregard of, the Portfolio Manager's obligations and/or duties under this Agreement by the Portfolio Manager or by any of its directors, officers or employees, or any affiliate acting on behalf of the Portfolio Manager (other than a PM Indemnified Person), or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in a registration statement or prospectus covering the Shares of the Trust or any Fund, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished in writing to the Adviser, the Trust, or any affiliated person of the Trust by the Portfolio Manager or any affiliated person of the Portfolio Manager (other than a PM Indemnified Person); provided, however, that in no case is the Portfolio Manager's indemnity in favor of the Adviser or any affiliated person or controlling person of the Adviser deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligation and duties under this Agreement.

  (b) The Adviser agrees to indemnify and hold harmless the Portfolio Manager, any affiliated person within the meaning of Section 2(a)(3) of the 1940 Act of the Portfolio Manager and each person, if any, who, within the meaning of
Section 15 of the 1933 Act controls ("controlling person") the Portfolio Manager (collectively, "Portfolio Manager Indemnified Persons") against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Portfolio Manager Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, under any other statute, at common law or otherwise, arising out of the Adviser's responsibilities as adviser of the Fund which (i) may be based upon any willful misfeasance, bad faith or gross negligence by the Adviser, any of its employees or any affiliate acting on behalf of the Adviser (other than a Portfolio Manager Indemnified Person) or (ii) may be based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or prospectus covering Shares of the Fund or any Portfolio, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, unless such statement or omission was made in reliance upon written information furnished to the Fund or the Adviser or any affiliated person of the Adviser by a Portfolio Manager Indemnified Person (other than an Adviser Indemnified Person); provided however, that in no case is the indemnity of the Adviser in favor of the Portfolio Manager Indemnified Persons deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of obligations and duties under this Agreement.

  15. Duration and Termination. This Agreement shall become effective as of the date of execution first written above, and shall continue in effect for two years from such date and continue thereafter on an annual basis with respect to the Portfolio; provided that such annual continuance is specifically approved at least annually (a) by the vote of a majority of the Board of Trustees of the Fund, or (b) by the vote of a majority of the outstanding voting shares of each Portfolio, and provided that continuance is also approved by the vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or "interested persons" (as such term is defined in the 1940 Act) of the Fund, the Adviser, or the Portfolio Manager, cast in person at a meeting called for the purpose of voting on such approval. This Agreement may not be materially amended without a majority vote of the outstanding shares (as defined in the 1940 Act) of the Portfolio. This Agreement may be terminated:

    (a) by the Fund at any time with respect to the services provided by the Portfolio Manager, without the payment of any penalty, forfeiture, compulsory buyout amount, or performance of any other obligation which could deter termination, by vote of a majority of the entire Board of Trustees of the Fund or by a vote of a majority of the outstanding voting shares of the Fund or, with respect to a particular Portfolio, by vote of a majority of the outstanding voting shares of such Portfolio, on 60 days' written notice to the Portfolio Manager and the Adviser;

    (b) by the Portfolio Manager at any time, without the payment of any penalty, forfeiture, compulsory buyout amount or performance of any other obligation which could deter termination, upon 60 days' written notice to the Adviser and the Fund.

    (c) by the Adviser at any time, without the payment of any penalty, forfeiture, compulsory buyout amount or performance of any other obligation which could deter termination, upon 60 days' written notice to the Portfolio Manager and the Fund.

  However, any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a particular Portfolio shall be effective to continue this Agreement with respect to such Portfolio notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Portfolio or (b) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Fund, unless such approval shall be required by any other applicable law or otherwise. In the event of termination for any reason, all records of the Portfolio shall promptly be returned to the Adviser or the Fund, free from any claim or retention of rights in such record by the Portfolio Manager, although the Portfolio Manager may, at its own expense, make and retain a copy of such records. This Agreement will terminate automatically in event of its assignment (as that term is defined in the 1940
Act), but shall not terminate in connection with any transaction not deemed an assignment within the meaning of Rules 2a-6 under the 1940 Act, or any other rule adopted by the SEC regarding transactions not deemed to be assignments. In the event this Agreement is terminated or is not approved in the manner described above, the Sections or Paragraphs numbered 2(h), 2(j), 9, 10, 11, 13, 14 and 16 of this Agreement as well as any applicable provision of this Paragraph numbered 15 shall remain in effect.

  16. Use of Name.

  (a) It is understood that the name "Pacific Mutual Life Insurance Company" or "Pacific Mutual", or "Pacific Select Fund" or any derivative thereof or logo associated with that name is the valuable property of the Adviser and its affiliates, and that the Portfolio Manager has the right to use such name (or derivative or logo) only with the approval of the Adviser and only so long as the Adviser is an investment adviser to the Fund and/or the Portfolio. Upon termination of the Investment Advisory Agreement between the Fund and the Adviser, the Portfolio Manager shall forthwith cease to use such name (or derivative or logo).

  (b) It is understood that the name "Morgan Stanley Asset Management Inc." or "Morgan Stanley" or any derivative thereof or logo associated with that name is the valuable property of the Portfolio Manager and that the Adviser has the right to use such name (or derivative or logo), in offering materials of the Fund and/or Portfolio with the approval of the Portfolio Manager and for so long as the Portfolio Manager is a Portfolio Manager to the Fund and/or the Portfolio. Upon termination of this Agreement between the Fund, the Adviser and the Portfolio Manager, the Fund and the Adviser shall forthwith cease to use such name (or derivative or logo).

  (c) Neither the Fund nor the Advisers shall use the Portfolio Manager's name (or that of any affiliate, including the name "Morgan Stanley") in promotional or sales related materials prepared by or on behalf of the Adviser or the Fund, without prior review and approval by the Portfolio Manager, which may not be unreasonably withheld.

  17. Limitation of Liability. A copy of the Amended and Restated Agreement and Declaration of Trust for the Fund is on file with the Secretary of the Commonwealth of Massachusetts. The Agreement and Declaration of Trust has been executed on behalf of the Trust by a Trustee of the Trust in his capacity as Trustee of the Trust and not individually. The obligations of this Agreement shall be binding upon the assets and property of the

Fund and shall not be binding upon any Trustee, officer, employee, agent or shareholder, whether past, present, or future, of the Fund individually.

  18. Miscellaneous.

  (a) This Agreement shall be governed by the laws of California, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Investment Advisers Act of 1940 or rules or orders of the SEC thereunder. The term "affiliate" or "affiliated person" as used in this Agreement shall mean "affiliated person" as defined in Section 2(a)(3) of the 1940 Act.

  (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

  (c) To the extent permitted under Section 15 of this Agreement, this Agreement may only be assigned by any party with prior written consent of the other parties.

  (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable. To the extent that any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise with regard to any party hereunder, such provisions with respect to other parties hereto shall not be affected thereby.

  (e) This Agreement may be executed in several counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute one and the same Agreement.

  IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the day and year first written above.

                                          PACIFIC MUTUAL LIFE INSURANCE
                                          COMPANY

/s/ AUDREY L. MILFS                       By: /s/ GLENN S. SCHAFER
-------------------------------------        ----------------------------------
Attest:                                      Title:
Title:

                                          MORGAN STANLEY ASSET
                                          MANAGEMENT INC.

/s/ JOSEPH C. BENEDETTI                   By: /s/ FRANCINE J. BOVICH
-------------------------------------        ----------------------------------
Attest:                                      Title: Principal
Title: Vice President


                                          PACIFIC SELECT FUND

/s/ AUDREY L. MILFS                       By: /s/ TC SUTTON
-------------------------------------        ----------------------------------
Attest:                                      Title:
Title:

                              PACIFIC SELECT FUND

                                  FEE SCHEDULE

Portfolio: International Portfolio

Fee:

The Adviser will pay to the Portfolio Manager a monthly fee at an annual rate equal to:

    .35% of the International Portfolio's average daily net assets.

                                                                      EXHIBIT B

                          OTHER INFORMATION REGARDING
                     MORGAN STANLEY ASSET MANAGEMENT INC.

  Certain information regarding directors and principal executive officers of Morgan Stanley and their principal occupations is shown below. The business address of each person shown is 1221 Avenue of the Americas, New York, New York 10020.

                                                                            PRINCIPAL OCCUPATION
 NAME                    POSITION WITH MORGAN STANLEY ("MSAM")              AND OTHER INFORMATION
 ----                    -------------------------------------              ---------------------
 Barton M. Biggs       Director, Chairman and Managing Director         Managing Director of Morgan Stanley
                                                                         & Co. Incorporated; Chairman of
                                                                         Morgan Stanley Asset Management Limited

 Peter A. Nadosy       Director, Vice Chairman and Managing             Managing Director of Morgan Stanley
                                                                         & Co. Incorporated; Director of
                                                                         Morgan Stanley Asset Management Limited

 James M. Allwin       Director, President and Managing Director        Managing Director of Morgan Stanley
                                                                         & Co. Incorporated; President of
                                                                         Morgan Stanley Realty Inc.

 Gordon S. Gray        Director and Managing Director                   Managing Director of Morgan Stanley
                                                                         & Co. Incorporated

 Dennis G. Sherva      Director and Managing Director                   Managing Director of Morgan Stanley
                                                                         & Co. Incorporated

  The following table lists the other mutual funds, or series thereof, with an investment objective and investment policies similar to those of the International Portfolio for which Morgan Stanley serves as investment adviser (or subadviser in the case of the funds marked with an asterisk), for compensation at the annual fee rates (as a percent of average daily net assets) set forth in the table. The table also sets forth the approximate net assets of each mutual fund or series as of April 30, 1997.

                                                 NET ASSETS
                                                (IN MILLIONS)
                   OTHER FUND                    ON 4/30/97        ANNUAL FEE RATE
                   ----------                   -------------      ---------------
 Morgan Stanley Institutional Fund, Inc.--
  International Magnum Portfolio                  $  142.21   0.80% of average daily
                                                              net assets(1)
 Morgan Stanley Fund, Inc.--
  International Magnum Fund                       $   31.00   0.80% of average daily
                                                              net assets(2)
 Morgan Stanley Universal Funds, Inc.--
  International Magnum Portfolio                  $   11.18   0.80% of average daily
                                                              net assets on first $500
                                                              million, 0.75% of
                                                              average daily net assets
                                                              from $500 million to $1
                                                              billion, and 0.70% of
                                                              average daily net assets
                                                              over $1 billion(3)
 Morgan Stanley Institutional Fund, Inc.--
  Active Country Allocation Portfolio             $  189.98   0.65% of average daily
                                                              net assets(4)
 Morgan Stanley Institutional Fund, Inc.--
  International Equity Portfolio                  $2,536.96   0.80% of average daily
                                                              net assets(5)
 American AAdvantage--International
  Equity Fund*                                    $  200.70   0.80% of average daily
                                                              net assets on the first
                                                              $25 million, 0.60% of
                                                              average daily net assets
                                                              on the next $25 million,
                                                              0.50% of average daily
                                                              net assets on the next
                                                              $25 million, and 0.40%
                                                              of average daily net
                                                              assets in excess of $75
                                                              million
 Fountain Square--International Equity Fund*      $  135.52   0.50% of average daily
                                                              net assets
 Sun America Series Trust--
  International Diversified Equities Portfolio*   $  197.51   0.65% of average daily
                                                              net assets on the first
                                                              $350 million, and 0.60%
                                                              of average daily net
                                                              assets in excess of $350
                                                              million
 New England Zenith Fund--Morgan Stanley
  International Magnum Equity Series*(6)          $   41.18   0.75% of average daily
                                                              net assets on the first
                                                              $30 million, .60% of
                                                              average daily net assets
                                                              on the next $40 million,
                                                              .45% of average daily
                                                              net assets on the next
                                                              $30 million, and .40% of
                                                              average daily net assets
                                                              in excess of $100
                                                              million

--------
(1) Morgan Stanley has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 1.00% of Class A shares and 1.25% of Class B shares.

(2) Morgan Stanley has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 1.65% of Class A shares, 2.40% of Class B shares and 2.40% of Class C shares.
(3) Morgan Stanley has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 1.15%.

(4) Morgan Stanley has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 0.80% of Class A shares and 1.05% of Class B shares.

(5) Morgan Stanley has agreed to waive its advisory fees and/or to reimburse this fund, if necessary, if such fees would cause the fund's total annual operating expenses, as a percentage of average daily net assets, to exceed 1.00% of Class A shares and 1.25% of Class B shares.

(6) Morgan Stanley began acting as sub-adviser to this fund as of May 1, 1997.

                           VOTING INSTRUCTION/PROXY
                           ------------------------

                              Pacific Select Fund
                            International Portfolio

The undersigned owner of a variable life insurance policy or variable annuity contract (collectively, "Variable Contracts") issued or administered by Pacific Mutual Life Insurance Company ("Pacific Mutual Life") or Pacific Corinthian Life Insurance Company ("Pacific Corinthian"), and funded by separate accounts of Pacific Mutual Life or Pacific Corinthian, hereby instructs Pacific Mutual Life, on behalf on the pertinent separate account, to vote the shares of the International Portfolio or the Pacific Select Fund (the "Fund") attributable to his or her Variable Contract at the meeting of shareholders of the Fund to be held at _______ a.m./p.m., Pacific Time, on ______________, 1997, at 700 Newport
Center Drive, Newport Beach, California, 92660, and at any adjournment thereof, in the manner directed below with respect to the matters referred to in the proxy statement for the meeting, receipt of which is hereby acknowledged, and in the discretion of Pacific Mutual Life upon such other matters as may properly come before the meeting or any adjournment thereof.

This voting instruction is solicited by the Board of Trustees of the Fund. The Board of Trustees recommends a vote FOR the following proposal.
                                        ---

I. To approve a new portfolio management agreement with Morgan Stanley Asset Management Inc. ("Morgan Stanley") for the International Portfolio under which Morgan Stanley would replace the existing portfolio manager of the International Portfolio.



     _____________ FOR   _____________ AGAINST   _____________ ABSTAIN

This voting instruction will be voted as specified. If no specification is made, this voting instruction will be voted for the proposal. If this voting instruction is not returned or is not returned properly executed, such votes will be cast by Pacific Mutual Life on behalf of the pertinent separate account in the same proportion as it votes shares held by that separate account for which it has received instructions from Variable Contract owners.

                         Receipt of the Notice of Meeting and
                         Proxy Statement is hereby acknowledged:

                         Dated: _____________________, 1997


                         __________________________________


                         __________________________________
                         Signature(s) of Contractowner(s)


All designated owners of the Variable Contract(s) shown on this Voting Instruction must sign hereon. If as an attorney, executor, trustee, guardian or in some representative capacity or as an officer of a corporation or partnership, please add title as such.

PLEASE VOTE, SIGN AND DATE THIS VOTING INSTRUCTION AND RETURN IT IN THE ENCLOSED ENVELOPE PROMPTLY.